Baldwin Group and CAC Group to Merge December 2, 2025

2 Note Regarding Forward-Looking Statements This presentation contains statements by Baldwin Insurance Group, Inc. (“Baldwin”, “we”, “us”, “our” or the “Company”) that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, our prospects, plans, business strategy and expected financial and operational results. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These statements are based on certain assumptions that we have made in light of our experience in our industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements reflect our current expectations and beliefs regarding future developments and their potential effect on us. You should not rely on forward-looking statements because our actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the risk that the Company or Cobbs Allen Capital Holdings, LLC (“CAC”) may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, the Company’s ability to successfully integrate businesses that it acquires, including CAC, and to achieve the benefits the Company expects to realize as a result of such acquisitions, general economic and business conditions, the Company’s business strategy for expanding its presence in our industry, the Company’s expectations of revenue, operating costs and profitability, the Company’s expectations regarding its strategy and investments, the potential adverse impact on the Company’s financial condition and results of operations if it does not realize those expected benefits, liabilities of the businesses that the Company acquires that are not known to it, the Company’s expectations regarding its business, including market opportunity, consumer demand and its competitive advantage, anticipated trends in the Company’s financial condition and results of operations, the impact of competition and technological change, existing and future regulations affecting the Company’s business; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports we have filed with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. We undertake no obligation to update any of these forward-looking statements after the date of this presentation to conform them to actual results or revised expectations, except as required by law. Use of Projections This presentation contains projected financial information. Neither the Company’s nor CAC’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s or CAC’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company, CAC, or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Disclaimer

3 Non-GAAP Measures This Presentation includes certain financial measures (e.g., Pro Forma Revenue, Retained Commissions and Fees, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA Margin on Retained Commissions and Fees, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, Credit Agreement Adjusted EBITDA, Organic Revenue, Segment Organic Revenue, Organic Revenue Growth, Segment Organic Revenue Growth, Net Debt, Free Cash Flow, and Total Net Leverage) that are not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and therefore are considered “non-GAAP” financial measures. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Our non-GAAP financial measures may differ from similarly titled measures used by other companies. Credit Agreement Adjusted EBITDA is “Consolidated EBITDA” as calculated in accordance with our credit agreement. Pro forma information presented herein (i) gives effect to the results of partnerships during the unowned period as if the Company had acquired such partners on the first day of the respective year, and (ii) removes the effects of 2025 and 2024 divestitures for the respective periods as if the divestitures had occurred on January 1, 2025 and January 1, 2024, respectively. The Company defines pro forma adjusted EBITDA as pro forma net income (loss) before interest, taxes, depreciation, amortization and certain items of income and expense, including share-based compensation expense, transaction-related Partnership and integration expenses, severance, and certain nonrecurring items, including capital-related expenses. Pro forma adjusted EBITDA margin is pro forma adjusted EBITDA divided by pro forma revenue. Please refer to the Appendix to this Presentation, in addition to our public filings, for a reconciliation of the non-GAAP financial measures included in this Presentation to the most directly comparable financial measures prepared in accordance with GAAP. With respect to our expectations regarding the performance of the Company, CAC, and the combined company, such expectations and the related forward-looking non-GAAP measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in projecting and quantifying the various adjusting items necessary for such reconciliations that have not yet occurred, are out of the Company’s and CAC’s control or cannot be reasonably predicted No Offer or Solicitation This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable, but we have not independently verified the accuracy of this information. Any industry forecasts are based on data (including third-party data), models and the experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. You should not place undue reliance on such information. Disclaimer

4 Transaction Overview

Key Transaction Terms

Transaction	The Baldwin Group to merge with CAC Group $310+ million of 2025E Gross Revenue $70+ million of 2025E Pro Forma Adjusted EBITDA $130+ million of 2025E Pro Forma Adjusted EBITDA inclusive of expected synergies
Purchase Price	**Cash Delivered at Close:** $438 million **Class A Shares Delivered at Close:** 23.2 million ($589 million value based on 30-day VWAP as of 12/1/2025) **Total Closing Consideration [1]:** $1.026 billion ($912 million net of estimated deferred tax asset ("DTA")) - 7.9x 2025E Pro Forma Adjusted EBITDA inclusive of expected synergies - 7.0x 2025E Pro Forma Adjusted EBITDA inclusive of expected synergies, net of estimated DTA **Earnout:** up to two $125 million payments, subject to performance thresholds **Deferred Payment:** $70 million (to be paid in Q1 2030) **Maximum Consideration [1]:** - 10.4x 2025E Pro Forma Adjusted EBITDA inclusive of expected synergies - 9.5x 2025E Pro Forma Adjusted EBITDA inclusive of expected synergies, net of estimated DTA
Synergies	Expected run-rate synergies are estimated to be ~$60 million by the end of 2028
Leverage Impact	Expected to be approximately net leverage neutral on a pro forma basis and accelerate deleveraging thru 2028
Earnings Impact	Expected to be 20%+ accretive to 2025E EPS [2]
Financing Sources	Cash on hand, revolving credit facility and proceeds from potential future debt financing transactions
Required Approvals	Subject to customary closing conditions, including HSR
Timing	Expect to close Q1 2026
Other	Expect meaningful CAC leadership representation in the go-forward combined business; Paul Sparks (CAC Executive Chairman) to join Baldwin Board of Directors

[1] Based on 30D VWAP as of 12/1/25; [2] Based on the inclusion of targeted run-rate synergies as of January 1, 2025, and the exclusion of one-time integration costs and transaction expenses. See Disclaimer regarding non-GAAP measures on slides 2-3 and reconciliations in the Appendix

5

6 Top-tier organic growth story driven by combined industry and product expertise, new business generation and tech- enabled distribution strategies Advisor-centric model + industry dislocation = significant opportunity to attract and retain elite talent Opportunity to drive meaningful revenue upside through scale and cross-sell across the collective retail, specialty, reinsurance and MGA platforms Ability to cement the combined organization as the destination of choice for the industry’s very best platforms Unique combined business built on deep domain expertise and differentiated capabilities1 2 6 7 Highly diversified business driving resilient performance4 Energetic and experienced leadership team ready to join Baldwin Group to help drive and lead our next phase of growth5 3 Key Partnership Highlights

CAC Group Overview

Ranked #35 on Business Insurance's 2025 Top 100 U.S. Brokers List, CAC Group is a leading colleague-owned, specialty-focused brokerage and advisory firm delivering differentiated, high-impact solutions to clients via deep industry and product expertise

#35
Business Insurance's 2025 Top 100 Brokers List

$2.2B
LTM 6/30/25A Premiums

$345M
2026E Revenue

$90M
2026E Adjusted EBITDA[1,2]

29%
2020A – LTM 6/30/25A Organic Revenue CAGR[1,3]

$2.7M
Avg. LTM 6/30/25A Retained C&F Per Tenured Advisor[1,4]

$480K+
Avg. LTM 6/30/25A Retained C&F Per Colleague[1,5]

50%+
Colleague-Ownership

98%
Validated Advisors with Equity Ownership

46
Average Advisor Age

5,250+
Clients

600+
Full-Time Colleagues as of 6/30/25

Note: Figures on this slide are as of June 30, 2025 unless otherwise indicated. Please see important disclosures regarding projections and Non-GAAP measures on slides 2-3. [1] Retained commissions and fees represents total revenue minus outside commissions. Retained commissions & fees, organic revenue growth and adjusted EBITDA are non-GAAP financial measures. Please refer to the Appendix of this presentation for important information regarding these non-GAAP financial measures. [2] Includes $10M of in-year synergies. [3] Calculated as organic revenue CAGR from 2020 – LTM 6/30/25. [4] Defined as advisors who joined the firm at least three calendar years prior. [5] Represents full-time colleagues.

7

CAC Group: Leading Talent, Capabilities, and Results

Top-tier class culture, talent, and alignment fuel performance that consistently outpaces the industry

Culture

Talent

Alignment

Organic Revenue Growth [1] – Annual Average Last 5 Years



Avg. for Last 5 Years ('20-'24)
2025E
8%
6%
6%
5%
9%
4%
7%
4%
5%
5%
AJG
AON
BRO
MMC
WTW
VS
29%(2)
7%
C·A·C GROUP

+22 pp.
Higher 5-Year Annual Average Organic Growth than Public Brokers

Strong **workforce alignment** on firmwide priorities create focused teams all working towards common growth objectives

Retained Commissions & Fees [1] Per FTE (LTM) ($K)



$277
$264
VS
$481
Reagan Top Quartile
BI Top 100 Median
C·A·C GROUP

74%
Higher Revenue per Colleague than Reagan Top Quartile and BI Top 100

Highly entrepreneurial workforce, with the right incentives and lean team structure, drives outsized revenue per colleague

Average Advisor Age



59
Insurance Journal Survey
VS
98% of validated advisors are CAC shareholders
46
C·A·C GROUP

13 Yrs Younger
Versus average U.S. Advisor age

Young, equity-aligned, competitive, and dynamic workforce hungry for new opportunities and driven to grow themselves and CAC Group

[1] *Organic revenue growth and retained commissions and fees are non-GAAP financial measures. Retained commissions and fees represents total revenue minus outside commissions for the twelve months ended June 30, 2025. Please refer to the disclosure regarding Non-GAAP measures and the appendix of this presentation for important information regarding these non-GAAP financial measures.* [2] *Represents Organic Revenue CAGR.*

8

Category Illustrative Combined Business Insurance Rank #35 #15 #12 Total Premium $2B+ $12B+ $14B+ 2026E Total Revenue $345M $1,660 - $1,700M $2,005 - $2,045M Avg. Organic Revenue Growth (1) 29% ('20 - LTM 6/30/25) (2) 20% ('20 - '24) Double digit, industry leading 2026E Adj. EBITDA (1) $90M $380 - $400M (3) $470 - $490M 2026E Adj. EBITDA Margin (1) 26.1% 22.9 - 23.5% 23.4 - 24.0% Risk Advisors 115+ 450+ (IAS) 565+ Retained C&F (1) per Colleague $480k+ $275k+ $300k+ FTEs 600+ 4,200+ 4,800+ 9 Baldwin + CAC Combined KPI Snapshot Note: Figures on this slide are as of June 30, 2025 unless otherwise indicated. Please see important disclosures regarding projections and Non-GAAP measures on slides 2-3. 1 Retained commissions and fees represents total revenue minus outside commissions. Retained commissions & fees, organic revenue growth, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Please refer to the Appendix of this presentation for important information regarding these non - GAAP financial measures. 2 Represents Organic Revenue CAGR. 3 Includes $10M of in-year synergies.

10 CAC Group Operations Overview

CAC Group Today

A nationally recognized platform with extensive reach and strong presence across key focus sectors



Seattle
Eugene
San Francisco
Hollywood
Scottsdale
Denver
Minneapolis
Kansas City
Dallas
Austin
Houston
New Orleans
Mobile
Chicago
Columbus
Nashville
Gadsden
Philadelphia
Summit
New York City
Boston
Knoxville
Chattanooga
Atlanta
Clanton
Birmingham
West Palm Beach

Fastest-growing geographic market and industry vertical positioning

% Retained Commissions and Fees by Industry [1]



29%
12%
9%
7%
6%
6%
6%
5%
4%
4%
13%
Natural Resources
FIG / Private Equity
Technology
Healthcare / Senior Living
Manufacturing
Construction
Consumer / Entertainment
Education
Real Estate
Professional Services
Other

% Retained Commissions and Fees by Product [1]



38%
26%
20%
9%
4%
2%
Property & Casualty
Financial Lines
Transaction Liability
Employee Benefits
Surety
Other

Industry focused teams delivering brokerage and advisory services

- Natural Resources
- FIG / Private Equity
- Technology
- Healthcare / Senior Living
- Manufacturing
- Construction
- Consumer / Entertainment
- Education
- Real Estate
- Professional Services

Advisory and placement capabilities backed by proprietary data & analytics and high-touch claims & risk control support

- Contingent Risk
- Employee Benefits
- Environmental
- Executive Liability
- Human Capital Risk
- Multinational
- PE diligence, sponsor, and portfolio Solutions
- Personal Lines
- Professional & Cyber solutions
- Property & Casualty
- Representations & Warranties
- Special Situations (Bankruptcy)
- Structured / Capital Markets Solutions
- Surety
- Tax Insurance
- Transaction Liability

[1] Retained commissions and fees is a non-GAAP financial measure. Retained commissions and fees represents total revenue minus outside commissions for the twelve months ended June 30, 2025. Please refer to the disclosure regarding Non-GAAP measures and the Appendix of this presentation for important information regarding this non-GAAP financial measure.

11

12 Depth of expertise Offered over a wide breadth of industries Industry focused teams deliver specialized P&C brokerage and advisory services Industry Driven P&C Solutions Transactional Liability Financial & Professional Lines Surety / Bonding Employee Benefits Transaction liability team, staffed by former deal attorneys and underwriters, arranges R&W, tax, and contingent-risk insurance Places D&O, E&O, cyber, fiduciary, crime, and related executive-risk policies and advises on associated governance and claims issues Commercial and contract surety teams arrange & manage complex global bond programs across specialty industries Full suite of employee benefits advisory services to help employers craft benefit programs and handle vendor / claims issues Construction Natural Resources FIG / Private Equity Technology Healthcare / Senior Living Manufacturing Consumer / Entertainment Education Real Estate Professional Services Distinct Expertise and Capabilities

Track Record of Outsized Organic Revenue Growth

Uniting industry-leading advisors with specialized product and industry expertise

High-Octane Advisors +

Track-Record Advisor Hiring Success

- Systematic and highly referral driven hiring strategy, where product teams identify and pursue top talent from across the industry
- Aligned equity ownership and robust supporting infrastructure expedite advisor ramp-up periods
- Strong pipeline of high-caliber advisor prospects actively in dialogue with CAC's management team
- Advisors are backed by dedicated, highly specialized service teams

$2.7M

Avg. LTM 6/30/25A Retained Commissions & Fees[(1)] Per Tenured Advisor[(2)]

Specialized Focus =

Industry-Leading, Differentiated Verticals

- CAC Group's differentiated capabilities position it as the "go-to" broker across specialty lines and complex industries
- Industry advisors work collaboratively with product specialists to support clients through complex risk needs and deepen account relationships
- Strong relationships and top-tier execution has driven repeat mandates in transactional lines

49%

New Policy Sales Originated Using Multiple Advisors

Top-Tier Organic Revenue Growth



'20A – LTM 6/30/25A Commission & Fee CAGR: 30%
2020
2021
2022
2023
2024
LTM Jun-25

13

[1] Retained commissions and fees is a non-GAAP financial measure. Retained commissions and fees represents total revenue minus outside commissions for the twelve months ended June 30, 2025. Please refer to the disclosure regarding Non-GAAP measures and the appendix of this presentation for important information regarding this non-GAAP financial measure. [2] Defined as advisor who joined the firm at least three calendar years prior.

Advisor-Centric Platform Draws and Retains Elite Talent

Building long-term value through strategic talent development and retention

Guiding principles for CAC Group's advisor hiring strategy

- Only recruit advisors whose values and growth aspirations align with CAC Group's culture and strategy
- Prioritize new business production capabilities vs "book roll" mindset
- Respect all enforceable obligations in advisors' existing agreements
- Perform rigorous due diligence on each candidate's track record, sector expertise, and client relationships
- Provide equity incentives to drive alignment between advisor and CAC Group
- Structure compensation to reward results and encourage an entrepreneurial mindset

High proportion of "superstar" performers

% of Current Advisors with $1M+ Retained Commissions and Fees[1] after 3 Years at CAC


48%
65%
68%
76%
2021A
2022A
2023A
2024A

Consistent roster of advisors who accelerate growth

Cohort Performance for 2019-2022 Advisors ($M, Retained Commissions and Fees)[2]


Year 1.5
Year 2.5
Year 3.5
Year 4.5
$2.8
$3.6
$4.4
$1.2
$1.4
$1.9
$2.3
$1.8
$2.8
$3.3
$3.5
$0.7
$1.6
$2.2(4)
$2.7
2019 Cohort
2020 Cohort
2021 Cohort(3)
2022 Cohort(3)
Avg. 3Yr+ Book (Net)

[1] Retained commissions and fees is a non-GAAP financial measure. Retained commissions and fees represents total revenue minus outside commissions for the twelve months ended June 30, 2025. Please refer to the disclosure regarding Non-GAAP measures and the appendix of this presentation for important information regarding this non-GAAP financial measure. [2] Cohorts based on the specific calendar year that an advisor joined CAC Group. Excludes terminated and retired colleagues. [3] Year 4.5 in 2021 Cohort and Year 3.5 in 2022 Cohort are based on LTM 6/30/25A. [4] Expected production of cohort inclusive of calendar year 2025 active pipeline tracked by CAC Group.

14

Energetic & Experienced Leadership Team Ready to Drive Next Phase of Growth

Prior Experience



4+ | 20+

Erin Lynch

Chief Executive Officer

- Previously served as President of the CAC Specialty Natural Resources Practice

BEECHER CARLSON



<1 | 30+

John Ludwig

President & Chief Growth Officer

- Previously served as EVP and Senior Managing Director at Alliant

Alliant, En Risk, IMA, BULWARK



3+ | 15+

Johnathan Daniel

Chief Financial Officer

- Previously served as Corporate Controller of CAC Group

PROASSURANCE, pwc



4+ | 18+

Andrea Ash

Chief Operating Officer

- Previously served as COO of the CAC Specialty Natural Resources Practice

BEECHER CARLSON



11+ | 18+

Grantland Rice, IV

Chief Administrative Officer, President of Agency

- Previously served as CFO and COO of Cobbs Allen

COBBS ALLEN

Prior Experience



6+ | 35+

Colin Daly

Chief Commercial Officer

- Previously was responsible for the Financial Lines Practice at CAC Specialty

JLT, AON



6+ | 18+

Michael Wakefield

Head of Specialty Products & Transactional Liability Practice Leader

- Previously founded McGriff's Transactional Liability Practice

McGriff, King & Spalding



6+ | 18+

David Barnes

Head of Private Equity & Strategic Client Solutions

- Previously co-led the Transactional Insurance Practice at McGriff, Seibels & Williams

McGriff, King & Spalding



4+ | 20+

Sara Kane

Head of Industry Verticals

- Previously served as Head of Power & Renewables at CAC Specialty Natural Resources Practice

BEECHER CARLSON



5+ | 18+

Nate Baseman

Head of Data & Technology

- Previously was Director of Analytics for Lockton Companies

LOCKTON, bms.

15

● # of years at CAC Group
● # of years of career experience

16 Combined Business Overview

BWIN + CAC: Combined Business Overview

Baldwin Current State

Baldwin + CAC



Mainstreet Insurance Solutions 20%
~$1.5bn
2025E Gross Revenue
Underwriting, Capacity & Technology Solutions 31%
Insurance Advisory Solutions (IAS) 49%
Mainstreet Insurance Solutions 16%
~$1.8bn
2025E Pro Forma Gross Revenue
Underwriting, Capacity & Technology Solutions 26%
Insurance Advisory Solutions (IAS) 40%
CAC GROUP
18%

Baldwin (IAS) + CAC = Expected ~$1.1 billion gross revenue middle market and specialty platform (~58% of combined business)

17

Baldwin + CAC: Fueling Growth Through Deep Specialization

CAC's Proven Playbook

Following the 2019 founding of CAC Specialty, Cobbs Allen advisors that were historically focused on middle market clients were empowered to move up market, retain clients as they grew, and expand wallet share by leveraging the specialty capabilities of their CAC Specialty colleagues

Cobbs Allen Total Revenue ($M)



'19A – '24A CAGR: 15%
$34
$37
$43
$50
$58
$70
2019A
2020A
2021A
2022A
2023A
2024A

Cobbs Allen Retained C&F per Advisor ($M) [1]



2.2x Increase
$0.6
$1.3
3+
Average # Coverages / Client
2019
LTM Jun-25

Cobbs Allen Avg. Retained C&F per Client [1,2]



1.7x Increase
$16,509
$17,484
$19,252
$22,741
$24,672
$27,445
2019A
2020A
2021A
2022A
2023A
2024A

The Baldwin Group

~$750M+

Middle Market Retail Platform

CAC GROUP

~$310M+

Specialty Retail Platform

- ✓ Significant untapped cross-sell opportunity to drive outsized advisor success
- ✓ Combination accelerates ability to move up market, enhance client retention and expand wallet share by leveraging collective industry and product expertise

18

[1] Retained commissions and fees is a non-GAAP financial measure. Retained commissions and fees represents total revenue minus outside commissions for the twelve months ended June 30, 2025. Please refer to the disclosure regarding Non-GAAP measures and the appendix of this presentation for important information regarding this non-GAAP financial measure. [2] Excludes Personal Lines.

BWIN + CAC = Insurance Industry Alchemy 19 AL·CHE·MY the seemingly magical process of transformation, creation, and combination that engenders outcomes exponentially better than what could be achieved on our own as individuals or as singular firms TOGETHER, our work with successful clients, new partner firms, and our collective personal experiences in the industry will brightly illuminate the key ingredients of our past and future success: Alignment of Vision and Values Cultural Congruency Smart and Talented Colleagues Grit Dreaming The close alignment of vision and values among key stakeholders A culture that informs behavior, propels performance, and binds colleagues to a higher calling The rare and transformative individuals who profoundly differentiate the business The ability to persevere through significant hardship, surprise, failure, and disruption The ability to envision what is not there today, but possible tomorrow

20 Additional Transaction Information

Estimated Synergies, Integration Costs & Transaction Expenses

Synergies	Expected synergies of approximately \$60 million to be realized over a 3-year period (~25% / 75% split between revenue / expense synergies) - Year 1 (2026): ~\$10 million → expected to drive 3-5% EPS accretion - Year 2 (2027): ~\$30 million → expected to drive 5-10% EPS accretion - Year 3 (2028): ~\$60 million Expected revenue synergies related to commission rate normalization, contingent & supplemental revenue upside, and utilization of Baldwin's reinsurance and direct & facultative broker, JuniperRe Expected expense synergies related to headcount efficiencies, office footprint consolidation, IT, professional fees and other expected expense rationalization
Integration Costs	Total integration costs are estimated to be approximately \$50 million over 3 years
Transaction Expenses	Total transaction-related expenses (inclusive of potential debt raise) are estimated to be approximately \$17 million

21

22 Note: Figures presented represent Baldwin actuals as of September 30, 2025 and are not pro forma for the CAC Group transactio n. 1 Total Net Leverage is a non-GAAP financial measure. Please refer to the Appendix of this presentation for important information about non-GAAP financial measures and the reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP History of disciplined financial policy with a stated long-term net leverage target of 3.0-4.0x (1) 5.7x 5.2x 4.8x 4.1x 4.1x LTM Q2'22 LTM Q2'23 LTM Q4'23 LTM Q4'24 LTM Q3'25 Westwood partnership TLB upsized by $170mm in September 2023 May 2024 Refinancing: $600mm Sr. Secured Notes & $840mm Term Loan B Sept 2025 Refinancing & Upsize: $1.0bn Term Loan B $600 $600 $1,004 $1,604 2029E 2031E Revolving Credit Facility Senior Secured Notes Term Loan B Net Leverage Debt Maturity Profile ($M) Historical Leverage and Liquidity Profile $182MEarnouts Paid: $126M

Appendix

Retained Commissions & Fees and Organic Revenue Growth Reconciliation – CAC Group

AMOUNTS IN 000s	LTM June 2025
Revenues	$310,097
Less: Outside commissions	(10,209)
Retained commission and fees	$299,888

AMOUNTS IN 000s	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	LTM June 2025
Commissions and fees[1]	$92,697	$144,894	$187,050	$257,144	$288,727	$298,491
Partnership commissions and fees[2]	-	-	(5,380)	(3,728)	(1,845)	(3,379)
Organic revenue	$92,697	$144,894	$181,670	$253,416	$286,881	$295,113
Prior year organic revenue (% growth base)	44,298	92,697	144,894	187,050	257,144	264,996
Organic revenue growth	48,398	52,197	36,777	66,366	29,738	30,116
Organic revenue growth %	109%	56%	25%	35%	12%	11%

Note: Retained commissions and fees is total revenue minus outside commissions. This represents a non-GAAP measure used to measure efficiency of internal workforce, removing the effect of insurance products distributed by third-party distribution partners (i.e.. traditional retail and wholesale agents, proprietary software management companies, builders, etc.). Organic revenue is calculated based on commissions and fees for the relevant period by excluding (i) the first twelve months of commissions and fees generated from new partners and (ii) commissions and fees from divestitures. Organic revenue growth is the change in organic revenue period-to-period, with prior period results adjusted to (i) include commissions and fees that were excluded from organic revenue in the prior period because the relevant partners had not yet reached the twelve-month owned mark, but which have reached the twelve-month owned mark in the current period, and (ii) exclude commissions and fees related to divestitures from organic revenue. [1] Represents retained commissions and fees, excluding investment income. [2] Includes the first twelve months of such commissions and fees generated from newly acquired partners.

24

Retained Commissions & Fees and Organic Revenue Growth Reconciliation – The Baldwin Group (Excluding CAC Group)

AMOUNTS IN 000s	LTM June 2025
Revenues	$1,461,046
Less: Outside commissions	(279,545)
Retained commission and fees	$1,181,501

AMOUNTS IN 000s	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024
Commissions and fees	$240,919	$567,290	$980,720	$1,211,828	$1,377,116
Partnership commissions and fees[1]	(81,250)	(272,272)	(280,660)	(44,696)	-
Organic revenue	$159,669	$295,018	$700,060	$1,167,132	$1,377,116
Prior year organic revenue (% growth base)	137,841	240,919	567,290	979,720	1,180,194
Organic revenue growth	21,828	54,099	132,770	187,412	196,922
Organic revenue growth %	16%	22%	23%	19%	17%

Note: Retained commissions and fees is total revenue minus outside commissions. This represents a non-GAAP measure used to measure efficiency of internal workforce, removing the effect of insurance products distributed by third-party distribution partners (i.e.. traditional retail and wholesale agents, proprietary software management companies, builders, etc.). Organic revenue is calculated based on commissions and fees for the relevant period by excluding (i) the first twelve months of commissions and fees generated from new partners and (ii) commissions and fees from divestitures. Organic revenue growth is the change in organic revenue period-to-period, with prior period results adjusted to (i) include commissions and fees that were excluded from organic revenue in the prior period because the relevant partners had not yet reached the twelve-month owned mark, but which have reached the twelve-month owned mark in the current period, and (ii) exclude commissions and fees related to divestitures from organic revenue. [1] Includes the first twelve months of such commissions and fees generated from newly acquired partners.

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Net Leverage Reconciliation – The Baldwin Group (Excluding CAC Group)

Credit Agreement Adjusted EBITDA bridge & leverage calculations ($M)

	LTM Q2 2022	LTM Q2 2023	LTM Q4 2023	LTM Q4 2024	LTM Q3 2025
Pro forma revenue	820.2	1,133.7	1,218.6	1,382.8	1,501.9
Pro forma net income (loss)	**(2.0)**	**(206.5)**	**(164.0)**	**(80.3)**	**(46.6)**
Pro forma net income (loss) margin	*(0.2%)*	*(18.2%)*	*(13.5%)*	*(5.8%)*	*(3.1%)*
Adjustments to pro forma net income (loss):					
Amortization expense	71.6	91.4	92.7	102.7	108.7
Depreciation expense	3.7	5.3	5.7	6.2	6.4
Loss (gain) on interest rate caps	(22.0)	(5.3)	1.7	0.2	0.0
Interest expense, net	45.4	101.9	119.5	123.6	123.6
Change in fair value of contingent consideration	0.9	106.0	61.1	(4.9)	(14.1)
Share-based compensation	28.8	61.8	56.2	65.5	70.5
(1) Transaction-related Partnership expenses	30.9	31.4	20.7	9.5	9.4
Colleague earnout incentive	-	-	8.0	41.9	29.4
Loss on extinguishment and modification of debt	-	-	-	15.1	5.7
Severance	1.7	2.9	18.5	5.7	6.6
Transformation costs	-	-	-	-	3.3
Impairment of ROU assets	-	-	-	-	1.3
Income and other taxes	0.0	1.5	1.3	7.2	7.2
(2) Other	13.7	31.4	28.8	18.5	31.7
Pro forma Adjusted EBITDA	**172.8**	**221.7**	**250.2**	**310.9**	**343.1**
Pro forma Adjusted EBITDA Margin (%)	*21.1%*	*19.6%*	*20.5%*	*22.5%*	*22.8%*
Payroll, commissions, and recruiting	-	-	-	-	-
Miscellaneous non-recurring	0.1	-	-	-	-
Non-recurring legal	-	-	-	-	-
(3) Unvalidated producers and startup costs	7.3	21.2	20.5	16.8	31.2
Full year effect of Partnerships closed by end of period	33.1	-	-	-	9.3
Credit Agreement Adjusted EBITDA	**213.2**	**242.9**	**270.7**	**327.7**	**383.6**

Leverage Calculations

	LTM Q2 2022	LTM Q2 2023	LTM Q4 2023	LTM Q4 2024	LTM Q3 2025
Total Debt	1,367.4	1,303.9	1,339.7	1,435.8	1,669.6
Total Cash [1]	159.8	42.7	42.4	81.2	89.7
Net Debt	1,207.6	1,261.2	1,297.4	1,354.6	1,579.9
Net Debt / Credit Agreement Adjusted EBITDA	**5.7x**	**5.2x**	**4.8x**	**4.1x**	**4.1x**

Reconciliation to GAAP

Amounts in 000's	LTM Q2 2022	LTM Q2 2023	LTM Q4 2023	LTM Q4 2024	LTM Q3 2025
Revenue	770.1	1,133.0	1,218.6	1,389.0	1,487.5
Revenue for Partnerships in the unowned period	50.1	0.7	-	(6.3)	14.4
Pro forma commissions and fees revenue	**820.2**	**1,133.7**	**1,218.6**	**1,382.8**	**1,501.9**
Net income (loss)	(7.6)	(207.7)	(164.0)	(41.1)	(45.3)
Net income for Partnerships in the unowned period	5.6	1.2	-	(39.3)	(1.3)
Pro forma net income (loss)	**(2.0)**	**(206.5)**	**(164.0)**	**(80.3)**	**(46.6)**

Investments

1. **Partnership costs** – Primarily third-party Partnership-specific expenses including legal and due diligence costs
2. **Other** – Capital related expenses, miscellaneous non-recurring expenses, non-recurring legal expenses, and other expenses
3. **Unvalidated producers (advisors) and startup costs** – Represents the salary and benefits earned by colleagues classified as a part of the Company's program for new advisors, as well as startup costs related to the Company's UCTS and embedded mortgage and real estate channels

Note: For 2022 through 2023, pro forma revenue reflects GAAP revenue plus revenue from partnerships in the unowned portion of the respective period. For 2024, pro forma revenue reflects GAAP revenue less revenue derived from business divestitures that occurred during 2024. For LTM 9/30/25, pro forma revenue reflects GAAP revenue plus revenue from partnerships in the unowned portion of the respective period less revenue derived from business divestitures that occurred during Q3 2025. For 2022 through 2023, pro forma net income (loss) reflects GAAP net income (loss) plus net income (loss) from partnerships in the unowned portion of the respective period, eliminating the effects of financing, depreciation and amortization. For 2024, pro forma net income (loss) reflects GAAP net income (loss) less net income or loss derived from business divestitures that occurred during 2024, including the gain on divestitures. For LTM 9/30/25, pro forma net income (loss) reflects GAAP net income or loss plus net income (loss) from partnerships in the unowned portion of the respective period, eliminating the effects of financing, depreciation and amortization, less net income (loss) derived from business divestitures that occurred during Q3 2025, including the gain on divestitures. [1] Cash and cash equivalents excluding certain fiduciary cash and cash equivalents included in unrestricted balance under GAAP financial reporting

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